UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

NORTHEAST COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-51852	06-178-6701
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 684-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 13, 2006, Northeast Community Bank (the “Bank”), the wholly owned subsidiary of Northeast Community Bancorp, Inc. (the “Company”) entered into an agreement (the “Agreement”) with MJ 1353-1355 First Avenue, LLC (the “Purchaser”) that provides for the sale of the Bank’s branch office building located at 1353-1355 First Avenue, New York, New York (the “Property”) to the Purchaser. The Bank’s plans to sell the Property were previously disclosed in the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on March 17, 2006, in connection with the Company’s initial stock offering.

The purchase price for the Property is $28 million. Under the terms of the Agreement, the Bank will receive $10 million in cash at closing and the remaining $18 million will be paid in two equal installments of $9 million on each of the first and second anniversary of the date of the closing pursuant to a Promissory Note secured by a Purchase Money Real Estate Mortgage, Assignment and Security Agreement (the “Security Agreement”). The Agreement is subject to numerous customary undertakings, covenants, obligations and conditions, including a purchaser’s due diligence period which expires on February 11, 2007 (the “Due Diligence Period”). Concurrently with the execution of the Agreement, the Purchaser deposited $200,000 with an escrow agent, which deposit is refundable if the Purchaser terminates the Agreement for any reason prior to the expiration of the Due Diligence Period. Upon termination of the Due Diligence Period, the Purchaser will deposit an additional $800,000 with the escrow agent. The sale of the Property is expected to be completed in April 2007.

In connection with the sale of the Property, the Bank will enter into a 99 year lease to enable the Bank to retain a branch office at 1355 First Avenue. In anticipation of the sale, and the renovation of the building by its new owner, the Bank has temporarily relocated its branch office to 1470 First Avenue, New York, New York.

The Company’s Press Release dated December 14, 2006, announcing the execution of the Agreement is included in this Report as Exhibit 99.1 and incorporated herein by reference. Copies of the Agreement, the Form of Promissory Note and the Form of Security Agreement are included in this Report as Exhibits 10.1 through 10.3, respectively, and are incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	10.1	Agreement of Sale, dated December 13, 2006, between Northeast Community Bank and MJ 1353-1355 First Avenue, LLC

	10.2	Form of Promissory Note

	10.3	Form of Purchase Money Real Estate Mortgage, Assignment and Security Agreement

	99.1	Press Release dated December 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.
(Registrant)

Date: December 18, 2006	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
President and Chief Executive Officer